Exhibit 10.1

When Recorded, Return to:     Daryl Gonzalez
Snell & Wilmer L.L.P.
One Arizona Center
Phoenix, AZ 85004-0001

CERTAIN RIGHTS OF THE LESSOR UNDER THE FACILITY LEASE AS HERETOFORE AMENDED AND AS FURTHER AMENDED BY THIS AMENDMENT NO. 2 THERETO HAVE BEEN ASSIGNED TO, AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF, THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (SUCCESSOR TO CHEMICAL BANK), AS INDENTURE TRUSTEE UNDER A TRUST INDENTURE, MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS DATED AS OF DECEMBER 15, 1986, AS HERETOFORE AMENDED. THIS AMENDMENT NO. 2 HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. SEE SECTION 2(f) OF THIS AMENDMENT NO. 2 FOR INFORMATION CONCERNING THE RIGHTS OF HOLDERS OF VARIOUS COUNTERPARTS HEREOF.

THIS COUNTERPART IS NOT THE ORIGINAL COUNTERPART.

===========================================================================

AMENDMENT NO. 2
Dated as of March 18, 2014 to

FACILITY LEASE (Unit 2) dated as of December 15, 1986,
as heretofore amended, between

U.S. BANK NATIONAL ASSOCIATION
(successor to State Street Bank and Trust Company, successor to The First National
Bank of Boston), not in its individual capacity, but solely as Owner Trustee under a Trust
Agreement, dated as of December 15, 1986, with PV2–PNM December 35
Corporation (successor to Chase Manhattan Realty Leasing Corporation),
Lessor

and

PUBLIC SERVICE COMPANY OF NEW MEXICO,
Lessee

A 0.7933333% UNDIVIDED OWNERSHIP INTEREST IN PALO VERDE NUCLEAR GENERATING STATION (“PVNGS”) UNIT 2 AND A 0.2644444% UNDIVIDED OWNERSHIP INTEREST IN CERTAIN PVNGS COMMON FACILITIES
===========================================================================
Original Facility Lease recorded December 17, 1986, as Instrument No. 86-695936, and Amendment No. 1, recorded April 20, 1987, as Instrument No. 87-240901, all in the Maricopa County, Arizona Recorder’s Office
===========================================================================

AMENDMENT NO. 2, dated as of March 18, 2014 (“Amendment No. 2”), to the Facility Lease dated as of December 15, 1986, as heretofore amended, between U.S. BANK NATIONAL ASSOCIATION (successor to State Street Bank and Trust Company, successor to The First National Bank of Boston), not in its individual capacity, but solely as Owner Trustee under a Trust Agreement, dated as of December 15, 1986, with PV2–PNM December 35 Corporation (successor to Chase Manhattan Realty Leasing Corporation), (the “Lessor”), and PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation (the “Lessee”).

WITNESSETH

WHEREAS, the Lessee and the Lessor have heretofore entered into a Facility Lease dated as of December 15, 1986, as heretofore amended (the “Facility Lease”), providing for the lease by the Lessor to the Lessee of the Undivided Interest and the Real Property Interest (capitalized terms used in this Amendment No. 2 without definition having the respective meanings assigned thereto in Appendix A to the Facility Lease);

WHEREAS, the Lessee has given notice of its exercise of the renewal option permitted in Section 12 of the Facility Lease upon expiration of the Basic Lease Term, which notice is irrevocable as to the Lessee as provided in Section 13(a) of the Facility Lease;

WHEREAS, the Lessee and the Lessor have agreed that, subject to the terms and conditions hereof, the Renewal Term shall end on January 15, 2024; and

WHEREAS, the Lessee and the Lessor desire to amend the Facility Lease effective as of the end of the Basic Lease Term as set forth in Section 1 hereof in order to implement the foregoing;

NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Acknowledgements; Amendments.

The parties acknowledge and agree that:

(x) the Lessee has given notice of its exercise of the renewal option permitted in Section 12 of the Facility Lease upon expiration of the Basic Lease Term, which notice is irrevocable as to the Lessee as provided in Section 13(a) of the Facility Lease; and

(y) the Maximum Option Period is the period ending on January 15, 2024.

The Lessee and the Lessor hereby amend the Facility Lease effective as of the end of the Basic Lease Term in order to implement the foregoing as follows:

(a) Section 3(a)(iii) of the Facility Lease shall be amended and restated in its entirety as follows:

“(iii) on July 15, 2016 and on each Basic Rent Payment date thereafter to and including January 15, 2024, an amount equal to $818,140.10.”

(b) Section 12 of the Facility Lease (captioned “Lease Renewal”) shall be amended and restated in its entirety as follows:

”Lessee has irrevocably elected to exercise its rights to renew this Facility Lease for the Renewal Term. Such renewal shall only take effect provided that (i) no Default, Event of Default, Event of Loss or Deemed Loss Event has occurred that is not waived by the Lessor; and (ii) the Notes shall have been paid in full.“

(c) Section 13(b) of the Facility Lease (captioned “Purchase Option at Expiration of the Lease Term”) shall be amended and restated in its entirety as follows:

“(b) Purchase Option at Expiration of the Lease Term. Subject to the notice requirements set forth in Section 13(a), unless a Default or an Event of Default shall have occurred and be continuing or an Event of Loss or Deemed Loss Event shall have occurred, on January 15, 2024 the Lessee shall have the right to purchase the Undivided Interest and the Real Property Interest for a purchase price equal to the Fair Market Sales Value thereof.”

(d) The definition of “Maximum Option Period” in Appendix A to the Facility Lease shall be amended and restated in its entirety as follows:

“Maximum Option Period shall mean the period ending on January 15, 2024.”

(e) The definition of “Casualty Value” in Appendix A to the Facility Lease shall be amended and restated in its entirety as follows:

”Casualty Value, as of any Basic Rent Payment Date during

(i) the Basic Lease Term, shall mean the percentage of Facility Cost set forth opposite such Basic Rent Payment Date in Schedule 1 to the Facility Lease; and

(ii) the Renewal Term, shall mean the percentage of Facility Cost set forth opposite such Basic Rent Payment Date in Schedule 4-Renewal Term to the Facility Lease, attached hereto.

Anything contained in the Participation Agreement or the Facility Lease to the contrary notwithstanding, Casualty Value shall be, when added to all other amounts which the Lessee is required to pay under Section 9(c) of the Facility Lease (taking into account any assumption of the Notes by the Lessee), under any circumstances and in any event, in an amount at least sufficient to pay in full, as of any Basic Rent Payment Date, the aggregate unpaid principal amount of all Notes Outstanding at the close of business on such date, together with accrued and unpaid interest on such Notes.”

The Lessee and the Lessor each acknowledges and agrees that the calculation of the Casualty Values for the Renewal Term set forth in Schedule 4-Renewal Term hereto were separately negotiated by the parties as a liquidated amount calculated to reimburse Lessor for the loss of the Undivided Interest and the Real Property Interest due to the occurrence of an Event of Loss. The Lessee and the Lessor each further acknowledges and agrees that such Casualty Values are not intended to be indicative of any current or future Fair Market Sales Value and shall not affect or be taken into account in determining Fair Market Sales Value in the event the Lessee exercises its purchase option pursuant to Section 13(b) of the Facility Lease at the end of the Renewal Term.

(f) The definition of “Special Casualty Value” in Appendix A to the Facility Lease shall be amended and restated in its entirety as follows:

”Special Casualty Value, as of any monthly date during

(i) the Basic Lease Term, shall mean the percentage of Facility Cost set forth opposite such monthly date in Schedule 2 to the Facility Lease; and

(ii) the Renewal Term, shall mean the percentage of Facility Cost set forth opposite such monthly date in Schedule 5-Renewal Term to the Facility Lease, attached hereto.

Anything contained in the Participation Agreement or the Facility Lease to the contrary notwithstanding, Special Casualty Value shall be, when added to all other amounts which the Lessee is required to pay under Section 9(d) of the Facility Lease (taking into account any assumption of the Notes by the Lessee), under any circumstances and in any event, in an amount at least sufficient to pay in full, as of any Basic Rent Payment Date, the aggregate unpaid principal amount of all Notes Outstanding at the close of business on such date, together with accrued and unpaid interest on such Notes.”

The Lessee and the Lessor each acknowledges and agrees that the calculation of the Special Casualty Values for the Renewal Term set forth in Schedule 5-Renewal Term hereto were separately negotiated by the parties as a liquidated amount calculated to reimburse Lessor for the loss of the Undivided Interest and the Real Property interest due to the occurrence of a Deemed Loss Event. The Lessee and the Lessor each further acknowledges and agrees that such Special Casualty Values are not intended to be indicative of any current or future Fair Market Sales Value and shall not affect or be taken into account in determining Fair Market Sales Value in the event the Lessee exercises its purchase option pursuant to Section 13(b) of the Facility Lease at the end of the Renewal Term.

(g) The Facility Lease shall be supplemented and amended to include as Schedules 4-Renewal Term and 5-Renewal Term thereto Schedules 4-Renewal Term and 5-Renewal Term attached hereto and designated as such (there being no Schedule 1, 2 or 3 hereto).

SECTION 2. Miscellaneous.

(a) Representations of the Lessee. The Lessee hereby represents and warrants to the Owner Participant as follows:

(i)	the License Expiration Date is April 24, 2046; and

(ii) based on current market conditions and the current operation and maintenance of Unit 1 and the Common Facilities, it is reasonably expected that:

(1) on the last day of the Renewal Term, the residual value of the Undivided Interest (without regard to inflation or deflation from the Closing Date and without regard to the obligation of the Lessee to pay decommissioning costs pursuant to Section 10(b)(3)(xi) of the Participation Agreement, but taking into consideration the existence and effect of the Assignment and Assumption, the ANPP Participation Agreement and the License) will be equal to at least 20% of Facility Cost;

(2) the period from the Closing Date through the end of the Renewal Term does not exceed 80% of the economic useful life of the Undivided Interest from the Closing Date; and

(3) on the last day of the Renewal Term, taking into consideration the existence and effect of the Assignment and Assumption, the ANPP Participation Agreement and the License, the use of the Undivided Interest by any User (in a transaction pursuant to which the Owner Participant could realize the amount referred to in clause (1) above) will be feasible from an engineering and economic point of view and will be commercially reasonable.

The foregoing representations and warranties are intended by the Lessee as representations and warranties made by the Lessee in an agreement delivered by the Lessee in connection with the Facility Lease for all purposes of the Facility Lease (including, without limitation Section 15(vi) of the Facility Lease).

(b) No Inference, Etc. Schedules 4-Renewal Term and 5-Renewal Term hereto have been agreed by the parties with each party utilizing certain assumptions and projections (which assumptions and projections may or may not be assumptions and projections used in common with the other party) concerning the Fair Market Sales Value of the Undivided Interest at the commencement of the Renewal Term. The parties intend that such assumptions and projections shall not be used for any purpose (including, but without limitation, establishing a Fair Market Sales Value for the Undivided Interest or a Fair Market Sales Value of any property or service, or supporting or rebutting any calculation, determination or position concerning any Fair Market Sale Value, at any time, whether for purposes of option exercise, exercise of remedies, post-lease term operation and support or any other matter or circumstance) other than the specific purposes for which provision is made by this Amendment No. 2.

(c) Effective Date of Amendments. The amendments set forth in Section 1 hereof shall be and become effective upon the payment in full of the Notes and the satisfaction and discharge of the Indenture by the parties hereto; provided, however, notwithstanding anything to the contrary contained herein, the commencement of the Renewal Term shall be conditioned upon no Default, Event of Default, Event of Loss or Deemed Loss Event having occurred and being continuing at the end of the Basic Lease Term and the Notes having been paid in full as of such date.

(d) Counterpart Execution. This Amendment No. 2 may be executed in any number of counterparts and by each of the parties hereto on separate counterparts; all such counterparts shall together constitute but one and the same instrument.

(e) Governing Law. This Amendment No. 2 shall be governed by, and be construed in accordance with, the laws of the state of New York, except to the extent that pursuant to the law of the State of Arizona such law is mandatorily applicable hereto.

(f) Amendment No. 2. The single executed original of this Amendment No. 2 marked "THIS COUNTERPART IS THE ORIGINAL COUNTERPART" and containing the receipt of the Indenture Trustee thereon shall be the "Original" of this Amendment No. 2. To the extent that this Amendment No. 2 constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Amendment No. 2 may be created or continued through the transfer or possession of any counterpart other than the "Original".

(g) Concerning USBNA. U.S. Bank National Association (“USBNA”) is entering into this Amendment No. 2 solely as successor Owner Trustee under the Trust Agreement and not in its individual capacity.  Anything herein or in the Facility Lease to the contrary notwithstanding, all and each of the representations, warranties, undertakings and agreements herein or in the Facility Lease made on the part of the Owner Trustee are made and intended not as personal representations, warranties, undertakings and agreements by or for the purpose or with the intention of binding USBNA personally but are made and intended for the purpose of binding only the Trust Estate. This Amendment No. 2 is executed and delivered by the Owner Trustee solely in the exercise of the powers expressly conferred upon it as trustee under the Trust Agreement; and no personal liability or responsibility is assumed hereunder by or shall at any time be enforceable against USBNA or any successor in trust or the Owner Participant on account of any representation, warranty, undertaking or agreement hereunder or under the Facility Lease of the Owner Trustee, either expressed or implied, all such personal liability, if any, being expressly waived by the Lessee, except that the Lessee or any Person claiming by, through or under it, making claim hereunder or under the Facility Lease, may look to the Trust Estate for satisfaction of the same and the Owner Trustee or its successor in trust, as applicable, shall be personally liable for its own gross negligence or willful misconduct. If a further successor owner trustee is appointed in accordance with the terms of the Trust Agreement, such successor owner trustee shall, without any further act, succeed to all the rights, duties, immunities and obligations of the Owner Trustee hereunder and the predecessor owner trustee shall be released from all further duties and obligations hereunder and under the Facility Lease.
(h) Disclosure. Pursuant to Arizona Revised Statutes Section 33-404, the beneficiary of the Trust Agreement is PV2–PNM December 35 Corporation. The address of the beneficiary is PV2–PNM December 35 Corporation, c/o JPMorgan Capital Corporation, 10 S. Dearborn, 12th Fl., Mail Code IL1‑0502, Chicago, IL 60603-0502, Attn: Lourdes Morales. A copy of the Trust Agreement is available for inspection at the offices of the Owner Trustee at U.S. Bank National Association, Corporate Trust Services, One Federal Street, 3rd Floor, Boston, MA 02110, Attn: Todd DiNezza.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 2 to Facility Lease to be duly executed by an officer thereunto duly authorized.

U.S. BANK NATIONAL ASSOCIATION (successor to State Street Bank and Trust Company, successor to The First National Bank of Boston), not in its individual capacity, but solely as Owner Trustee under a Trust Agreement dated as of December 15, 1986, with PV2–PNM December 35 Corporation (successor to Chase Manhattan Realty Leasing Corporation)

By: /s/ Todd R. DiNezza
Name: Todd R. DiNezza
Title: Assistant Vice President

ACKNOWLEDGMENT

COMMONWEALTH OF MASSACHUSETTS    )
) ss.
COUNTY OF __SUFFOLK______________    )

On this 13th day of March , 2014, before me, the undersigned notary public, personally appeared Todd R. DiNezza as Asst. Vice President of U.S. Bank National Association, proved to me through satisfactory evidence of identification, which was RI Driver’s License to be the person whose name is signed on the attached document and acknowledged to me that he signed it voluntarily for its stated purpose.

/s/ James M. Collidge
Notary Public

James M. Collidge
Notary Public
Commonwealth of Massachusetts
My Comm. Expires 06-9-2017

PUBLIC SERVICE COMPANY OF NEW MEXICO

By:      /s/ Terry R. Horn
Name: Terry R. Horn
Title: Vice President and Treasurer

ACKNOWLEDGMENT

STATE OF NEW MEXICO )
) ss.
COUNTY OF BERNALILLO )

This instrument was acknowledged before me this 17th day of March     , 2014, by Terry R. Horn , Vice President & Treasurer of PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation, on behalf of said corporation.

/s/ Juli Marcinelli
Notary Public
My commission expires:

10/31/2016

SCHEDULE 4-Renewal Term
Casualty Values
7/15/2016        50.05953%
1/15/2017        49.22521%
7/15/2017        48.39088%
1/15/2018        47.55656%
7/15/2018        46.72223%
1/15/2019        45.88791%
7/15/2019        45.05358%
1/15/2020        44.21925%
7/15/2020        43.38493%
1/15/2021        42.55060%
7/15/2021        41.71628%
1/15/2022        40.88195%
7/15/2022        40.04763%
1/15/2023        39.21330%
7/15/2023        38.37898%
1/15/2024        37.54465%

SCHEDULE 5-Renewal Term
Special Casualty Values

2/15/2016        50.74519%
3/15/2016        50.60540%
4/15/2016        50.46560%
5/15/2016        50.32581%
6/15/2016        50.18601%
7/15/2016        50.04622%
8/15/2016        49.90643%
9/15/2016        49.76663%
10/15/2016        49.62684%
11/15/2016        49.48704%
12/15/2016        49.34725%
1/15/2017        49.20746%
2/15/2017        49.06766%
3/15/2017        48.92787%
4/15/2017        48.78807%
5/15/2017        48.64828%
6/15/2017        48.50849%
7/15/2017        48.36869%
8/15/2017        48.22890%
9/15/2017        48.08910%
10/15/2017        47.94931%
11/15/2017        47.80952%
12/15/2017        47.66972%
1/15/2018        47.52993%
2/15/2018        47.39014%
3/15/2018        47.25034%
4/15/2018        47.11055%
5/15/2018        46.97075%
6/15/2018        46.83096%
7/15/2018        46.69117%
8/15/2018        46.55137%
9/15/2018        46.41158%
10/15/2018        46.27178%
11/15/2018        46.13199%
12/15/2018        45.99220%
1/15/2019        45.85240%
2/15/2019        45.71261%
3/15/2019        45.57281%
4/15/2019        45.43302%
5/15/2019        45.29323%
6/15/2019        45.15343%
7/15/2019        45.01364%
8/15/2019        44.87384%
9/15/2019        44.73405%
10/15/2019        44.59426%
11/15/2019        44.45446%

12/15/2019        44.31467%
1/15/2020        44.17488%
2/15/2020        44.03508%
3/15/2020        43.89529%
4/15/2020        43.75549%
5/15/2020        43.61570%
6/15/2020        43.47591%
7/15/2020        43.33611%
8/15/2020        43.19632%
9/15/2020        43.05652%
10/15/2020        42.91673%
11/15/2020        42.77694%
12/15/2020        42.63714%
1/15/2021        42.49735%
2/15/2021        42.35755%
3/15/2021        42.21776%
4/15/2021        42.07797%
5/15/2021        41.93817%
6/15/2021        41.79838%
7/15/2021        41.65859%
8/15/2021        41.51879%
9/15/2021        41.37900%
10/15/2021        41.23920%
11/15/2021        41.09941%
12/15/2021        40.95962%
1/15/2022        40.81982%
2/15/2022        40.68003%
3/15/2022        40.54023%
4/15/2022        40.40044%
5/15/2022        40.26065%
6/15/2022        40.12085%
7/15/2022        39.98106%
8/15/2022        39.84126%
9/15/2022        39.70147%
10/15/2022        39.56168%
11/15/2022        39.42188%
12/15/2022        39.28209%
1/15/2023        39.14229%
2/15/2023        39.00250%
3/15/2023        38.86271%
4/15/2023        38.72291%
5/15/2023        38.58312%
6/15/2023        38.44333%
7/15/2023        38.30353%
8/15/2023        38.16374%
9/15/2023        38.02394%
10/15/2023        37.88415%
11/15/2023        37.74436%
12/15/2023        37.60456%
1/15/2024        37.46477%